                                                                      Exhibit-99

BOAMS 04-L - Pxing - Price/Yield - 2A1

Balance          $453,292,000.00   Delay           24
Initial Coupon   4.418465563       Dated           12/1/2004
Settle           12/29/2004        First Payment   1/25/2005

                      5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                     Yield           Yield           Yield           Yield           Yield           Yield           Yield
--------------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
99.99940000               4.382           4.360           4.348           4.333           4.317           4.277           4.227

WAL                       4.263           3.303           2.910           2.563           2.256           1.750           1.357
Mod Durn                  3.777           2.958           2.621           2.322           2.055           1.612           1.265
Principal Window
   Begin                1/25/2005       1/25/2005       1/25/2005       1/25/2005       1/25/2005       1/25/2005       1/25/2005
Principal Window End    11/25/2009     11/25/2009      11/25/2009      11/25/2009      11/25/2009      11/25/2009      11/25/2009

LIBOR_1YR                  3.0            3.0             3.0             3.0             3.0             3.0             3.0

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 04-L - Final - Price/Yield - 2A1

Balance          $453,292,000.00   Delay           24
Initial Coupon   4.418465563       Dated           12/1/2004
Settle           12/29/2004        First Payment   1/25/2005

                      5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                     Yield           Yield           Yield           Yield           Yield           Yield           Yield
--------------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
99-15.98080000            4.514           4.529           4.538           4.549           4.560           4.588           4.623
99-16.98080000            4.506           4.519           4.526           4.535           4.545           4.568           4.598
99-17.98080000            4.498           4.508           4.514           4.522           4.530           4.549           4.573
99-18.98080000            4.489           4.498           4.503           4.508           4.514           4.529           4.549
99-19.98080000            4.481           4.487           4.491           4.495           4.499           4.510           4.524
99-20.98080000            4.473           4.476           4.479           4.481           4.484           4.490           4.499
99-21.98080000            4.465           4.466           4.467           4.468           4.469           4.471           4.474
99-22.98080000            4.456           4.455           4.455           4.454           4.453           4.452           4.449
99-23.98080000            4.448           4.445           4.443           4.441           4.438           4.432           4.425
99-24.98080000            4.440           4.434           4.431           4.427           4.423           4.413           4.400
99-25.98080000            4.431           4.424           4.419           4.414           4.408           4.393           4.375
99-26.98080000            4.423           4.413           4.407           4.400           4.392           4.374           4.350
99-27.98080000            4.415           4.403           4.395           4.387           4.377           4.355           4.326
99-28.98080000            4.407           4.392           4.383           4.373           4.362           4.335           4.301
99-29.98080000            4.398           4.381           4.371           4.360           4.347           4.316           4.276
99-30.98080000            4.390           4.371           4.359           4.346           4.332           4.297           4.252
99-31.98080000            4.382           4.360           4.348           4.333           4.317           4.277           4.227
100-00.98080000           4.374           4.350           4.336           4.320           4.301           4.258           4.202
100-01.98080000           4.365           4.339           4.324           4.306           4.286           4.239           4.178
100-02.98080000           4.357           4.329           4.312           4.293           4.271           4.219           4.153
100-03.98080000           4.349           4.318           4.300           4.279           4.256           4.200           4.129
100-04.98080000           4.341           4.308           4.288           4.266           4.241           4.181           4.104
100-05.98080000           4.333           4.297           4.276           4.253           4.226           4.162           4.080
100-06.98080000           4.324           4.287           4.264           4.239           4.211           4.142           4.055
100-07.98080000           4.316           4.276           4.253           4.226           4.196           4.123           4.031
100-08.98080000           4.308           4.266           4.241           4.213           4.181           4.104           4.006
100-09.98080000           4.300           4.255           4.229           4.199           4.166           4.085           3.982
100-10.98080000           4.291           4.245           4.217           4.186           4.150           4.066           3.957
100-11.98080000           4.283           4.234           4.205           4.173           4.135           4.046           3.933
100-12.98080000           4.275           4.224           4.194           4.159           4.120           4.027           3.908
100-13.98080000           4.267           4.213           4.182           4.146           4.105           4.008           3.884
100-14.98080000           4.259           4.203           4.170           4.133           4.090           3.989           3.860
100-15.98080000           4.250           4.            4.158           4.119           4.075           3.970           3.835

WAL                       4.263           3.303           2.910           2.563           2.256           1.750           1.357
Mod Durn                  3.777           2.958           2.621           2.322           2.055           1.612           1.265
Principal Window
   Begin                1/25/2005       1/25/2005       1/25/2005       1/25/2005       1/25/2005       1/25/2005       1/25/2005
Principal Window End    11/25/2009     11/25/2009      11/25/2009      11/25/2009      11/25/2009      11/25/2009      11/25/2009

LIBOR_1YR                  3.0             3.0             3.0             3.0             3.0             3.0             3.0

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 04-L - Final - Price/Yield - 3A1

Balance          $50,152,000.00   Delay           24
Initial Coupon   5.067108209      Dated           12/1/2004
Settle           12/29/2004       First Payment   1/25/2005

                      5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                     Yield           Yield           Yield           Yield          Yield            Yield           Yield
--------------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
100-15.99040000           4.944           4.878           4.838           4.792          4.741            4.619           4.467
100-16.99040000           4.938           4.868           4.827           4.780          4.727            4.600           4.443
100-17.99040000           4.931           4.859           4.817           4.768          4.712            4.581           4.419
100-18.99040000           4.925           4.850           4.806           4.756          4.698            4.563           4.394
100-19.99040000           4.918           4.841           4.796           4.743          4.684            4.544           4.370
100-20.99040000           4.911           4.832           4.785           4.731          4.670            4.526           4.346
100-21.99040000           4.905           4.823           4.775           4.719          4.656            4.507           4.322
100-22.99040000           4.898           4.814           4.764           4.707          4.642            4.489           4.298
100-23.99040000           4.892           4.805           4.754           4.695          4.628            4.470           4.274
100-24.99040000           4.885           4.796           4.743           4.683          4.614            4.452           4.250
100-25.99040000           4.879           4.787           4.733           4.671          4.600            4.433           4.226
100-26.99040000           4.872           4.778           4.722           4.658          4.586            4.415           4.202
100-27.99040000           4.866           4.769           4.712           4.646          4.572            4.397           4.178
100-28.99040000           4.859           4.760           4.701           4.634          4.558            4.378           4.154
100-29.99040000           4.853           4.751           4.691           4.622          4.544            4.360           4.130
100-30.99040000           4.846           4.742           4.681           4.610          4.530            4.341           4.106
100-31.99040000           4.839           4.733           4.670           4.598          4.516            4.323           4.082
101-00.99040000           4.833           4.725           4.660           4.586          4.502            4.304           4.058
101-01.99040000           4.826           4.716           4.649           4.574          4.488            4.286           4.034
101-02.99040000           4.820           4.707           4.639           4.562          4.475            4.268           4.011
101-03.99040000           4.813           4.698           4.629           4.550          4.461            4.249           3.987
101-04.99040000           4.807           4.689           4.618           4.538          4.447            4.231           3.963
101-05.99040000           4.800           4.680           4.608           4.526          4.433            4.213           3.939
101-06.99040000           4.794           4.671           4.597           4.514          4.419            4.194           3.915
101-07.99040000           4.787           4.662           4.587           4.502          4.405            4.176           3.892
101-08.99040000           4.781           4.653           4.577           4.490          4.391            4.158           3.868
101-09.99040000           4.774           4.644           4.566           4.478          4.377            4.140           3.844
101-10.99040000           4.768           4.635           4.556           4.466          4.363            4.121           3.820
101-11.99040000           4.761           4.626           4.546           4.454          4.350            4.103           3.797
101-12.99040000           4.755           4.617           4.535           4.442          4.336            4.085           3.773
101-13.99040000           4.748           4.608           4.525           4.430          4.322            4.067           3.749
101-14.99040000           4.742           4.600           4.514           4.418          4.308            4.048           3.726
101-15.99040000           4.735           4.591           4.504           4.406          4.294            4.030           3.702

WAL                       5.630           3.996           3.396           2.894          2.475            1.836           1.385
Mod Durn                  4.720           3.438           2.958           2.552          2.209            1.676           1.289
Principal Window
   Begin                1/25/2005       1/25/2005       1/25/2005       1/25/2005       1/25/2005       1/25/2005       1/25/2005
Principal Window End    11/25/2011     11/25/2011      11/25/2011      11/25/2011      11/25/2011      11/25/2011      11/25/2011

LIBOR_1YR                  3.0             3.0             3.0             3.0            3.0              3.0             3.0

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 04-L - Final - Price/Yield - 4A1

Balance          $79,927,000.00   Delay           24
Initial Coupon   5.18000107       Dated           12/1/2004
Settle           12/29/2004       First Payment   1/25/2005

                      10 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll
Price                      Yield           Yield           Yield           Yield           Yield
--------------------  --------------  --------------  --------------  --------------  --------------
101.00120000              4.959           4.896           4.825           4.745           4.656

WAL                      5.90449         4.73292         3.84800         3.16351         2.63082
Mod Durn                  4.767           3.911           3.250           2.727           2.311
Principal Window
   Begin                 1/25/2005       1/25/2005       1/25/2005       1/25/2005       1/25/2005
Principal Window End    11/25/2014      11/25/2014      11/25/2014      11/25/2014      11/25/2014

LIBOR_1YR                  3.0             3.0             3.0              3.0             3.0

                      35 CPR To Roll  40 CPR To Roll  45 CPR To Roll  50 CPR To Roll
Price                      Yield           Yield           Yield           Yield
--------------------  --------------  --------------  --------------  --------------
101.00120000              4.557           4.448           4.330           4.198

WAL                      2.21439         1.88377         1.61855         1.39832
Mod Durn                  1.978           1.707           1.485           1.297
Principal Window
   Begin                 1/25/2005       1/25/2005       1/25/2005       1/25/2005
Principal Window End    11/25/2014      11/25/2014      11/25/2014      11/25/2014

LIBOR_1YR                   3.0             3.0             3.0             3.0

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.